UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2015

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure.
On April 28, 2015, Ambac Financial Group Inc. issued a press release stating that the Wisconsin Commissioner of Insurance (the “Commissioner”) has disapproved the requests of Ambac Assurance Corporation (“Ambac Assurance”) and the Segregated Account of Ambac Assurance Corporation (the “Segregated Account”) to pay accrued unpaid interest on outstanding surplus notes issued by Ambac Assurance and the Segregated Account, respectively, on their next scheduled interest payment date, June 8, 2015. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is filed as part of this Current Report on Form 8-K:

	Exhibit Number	Description of Exhibit

	99.1	Press Release dated April 28, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	April 29, 2015	By:	/s/ Stephen Ksenak
Senior Managing Director, and General Counsel

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release dated April 28, 2015.